SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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CF INDUSTRIES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CF INDUSTRIES HOLDINGS, INC. 4 PARKWAY NORTH, SUITE 400 DEERFIELD, IL 60015-2590 CF INDUSTRIES HOLDINGS, INC. 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET You invested in CF INDUSTRIES HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2021. Get informed before you vote You can view the Notice and Proxy Statement and Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to April 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (shown below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting May 4, 2021 10:00 a.m., Central Time Virtually at www.virtualshareholdermeeting.com/CF2021 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D39261-P50173 ATTENDANCE AT MEETING The 2021 annual meeting of shareholders will be conducted virtually at www.virtualshareholdermeeting.com/CF2021. Shareholders as of the record date (March 11, 2021) may attend, vote and submit questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/CF2021. To log in, shareholders will need the 16-digit control number shown above. During the meeting, the list of our shareholders of record will be available for viewing by shareholders at www.virtualshareholdermeeting.com/CF2021. To view the list of shareholders, you will be required to enter the 16-digit control number shown above.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D39262-P50173 This communication presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Against 1. Election of Directors Nominees: 1c. Deborah L. DeHaas 1a. Javed Ahmed 1d. John W. Eaves 1b. Robert C. Arzbaecher 1e. Stephen A. Furbacher 1f. Stephen J. Hagge 1g. Anne P. Noonan 1h. Michael J. Toelle 1i. Theresa E. Wagler 1j. Celso L. White 1k. W. Anthony Will 2. Approval of an advisory resolution regarding the compensation of CF Industries Holdings, Inc.’s named executive officers. 3. Approval of an amendment to CF Industries Holdings, Inc.’s bylaws to provide for courts located in Delaware to be the exclusive forum for certain legal actions and for federal district courts of the United States of America to be the exclusive forum for certain other legal actions. 4. Ratification of the selection of KPMG LLP as CF Industries Holdings, Inc.’s independent registered public accounting firm for 2021. 5. Shareholder proposal regarding the right to act by written consent, if properly presented at the meeting. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For For